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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 26, 1998


                            EDUCATIONAL MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       000-21567                65-0038445
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



1327 Northmeadow Parkway, Suite 132, Roswell, Georgia                 30076
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(Address, including zip code, of principal executive offices)      (Zip Code)



(Registrant's telephone number, including area code                770-475-9930
                                                                  --------------




                                 NOT APPLICABLE
                                  (FORMER NAME)


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ITEM 5            OTHER EVENTS AND INFORMATION

         The Financial Accounting Standards Board has issued Statement No. 128, Earnings Per Share (the "New Standard"), which is effective for financial statements for periods ending after December 15, 1997 and the Securities and Exchange Commission has issued Staff Accounting Bulletin No. 98 ("SAB 98") which is effective immediately. The New Standard and SAB 98 require the restatement of prior period earnings per share and the disclosure of additional supplemental information detailing the calculation of earnings per share. Educational Medical, Inc. (the "Registrant") has provided, in an exhibit to this Form 8-K, restated earnings per share for the Registrant's Annual Report on Form 10-K for the year ended March 31, 1997 and the Registrant's Quarterly Reports on Form 10-Q for each of the first two quarters of fiscal 1998. Information regarding the Registrant's third quarter of fiscal 1998 is included in its Quarterly Report on Form 10-Q for the three months ended December 31, 1997.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

                  (C)      EXHIBITS

Exhibit No.                         Description
-----------                         -----------
99.1                                Earnings per Share, Restated for
                                    SFAS 128 and SAB 98


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             Educational Medical, Inc.


Date: February 26, 1998                             /s/ VINCE PISANO
                                             -----------------------------------
                                                         (Signature)
                                                        Vince Pisano
                                                   Chief Financial Officer
                                                 Principal Financial Officer
                                                             and
                                                Principal Accounting Officer